This is filed pursuant to Rule 497(c).
File Nos. 333-26229 and 811-08201.

(LOGO)                      ALLIANCE GREATER CHINA '97 FUND, INC.
_________________________________________________________________

c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      November 1, 1999
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Greater China '97 Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectus"). Copies of either Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                           Page
Description of the Fund................................
Management of the Fund.................................
Expenses of the Fund...................................
Purchase of Shares.....................................
Redemption and Repurchase of Shares....................
Shareholder Services...................................
Net Asset Value........................................
Dividends, Distributions and Taxes.....................
Portfolio Transactions.................................
General Information....................................
Financial Statements and Report of Independent.........
  Auditors.............................................
Appendix A:  Additional Information About China,
               Hong Kong and Taiwan....................    A-1
Appendix B:  Certain Investment Practices..............    B-1
Appendix C:  Debt Securities Ratings...................    C-1
Appendix D:  Certain Employee Benefit Plans............    D-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

____________________________________________________________

                     DESCRIPTION OF THE FUND
____________________________________________________________

         Alliance Greater China '97 Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund's investment objective is to seek long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. In furtherance of its investment objective, the Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

Investment Policies and Practices

         In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will not invest in debt securities other than investment grade securities. Should a debt security in which the Fund is invested be downgraded below investment grade or be determined by Alliance Capital Management L.P. the Fund's investment adviser (the "Adviser") to have undergone a similar credit quality deterioration, the Fund will dispose of that security. See "Appendix C--Debt Securities Ratings."

         The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;"

(iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;
(v) invest up to 20% of its net assets in loans and other direct debt securities; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. All or some of the policies and practices listed above may not be available to the Fund in one or more of the Greater China countries, and the Fund will utilize these policies only to the extent permissible.

         With respect to currency swaps, standby commitment agreements and other commitments that may have the effect of requiring the Fund to increase its investment in a borrower or other issuer, the net amount of the excess, if any, of the Fund's obligations over its entitlements will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

      Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that the security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 150%. A 150% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced one and one-half times within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund, and as portfolio turnover increases it is more likely that the Fund will realize short-term capital gains or losses.

         Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         The Fund may not:

         (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry;

      (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

         (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (iv) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         (v) participate on a joint or joint and several basis in any securities trading account;

         (vi) invest in companies for the purpose of exercising control;

         (vii) issue any senior security within the meaning of the Act;

         (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open an equal amount of such securities or securities convertible into or exchangeable for without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box") and unless not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         (ix) (a) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (c) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

___________________________________________________________

                     MANAGEMENT OF THE FUND
___________________________________________________________

Directors and Officers

      The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Certain Directors and officers are also directors, trustees or officers of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

      JOHN D. CARIFA,* 54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1994.

      DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

      WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         TAK-LUNG TSIM,* 52, is a consultant of T.L. Tsim & Associates Limited, with which he has been associated since 1994. He is a trustee of Shaw College of The Chinese University of Hong Kong and is a member of L. Po Chun United World College. His address is Suite 906-907, Sun Hung Kai Center, 30 Halbour Road, Hong Kong.

OFFICERS

         JOHN D. CARIFA, Chairman and President, see biography above.

      KATHLEEN A. CORBET, 39, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

      MATTHEW W.S. LEE, 36, Chief Investment Officer, is a
Vice President of ACMC, with which he has been associated since 1997. Prior thereto, he was a director of National Mutual Funds Management (ASIA), and an employee of James Capel & Co. since prior to 1994.

      EDMUND P. BERGAN, JR., 49, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,

____________________

* An interested person of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940
       Act").

Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

      MARK D. GERSTEN, 49, Treasurer, and Chief Financial
Officer, is Senior Vice President of AFS and a Vice President of
AFD, with which he has been associated since prior to 1994.

         VINCENT S. NOTO, 34, Controller, is a Vice President of
AFS, with which he has been associated since prior to 1994.

      ANDREW L. GANGOLF, 45, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Company, Inc.

      DOMENICK PUGLIESE, 38, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Associate General Counsel of Prudential Securities since prior to 1994.

         EMILIE D. WRAPP, 43, Assistant Secretary, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

      The aggregate compensation paid by the Fund to each of the Directors during its current fiscal year ended July 31, 1999 and the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those Companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees. Some of the Directors are a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                             Total Number
                                                 Total Number   of Investment
                                                 of Investment  Portfolios
                                                 Companies in   Within the
                                                 the Alliance   Alliance Fund
                                  Total          Fund Complex,  Complex,
                                  Compensation   Including the  Including the
                                  from the       Fund, as to    Fund, as to
                                  Alliance Fund  which the      which the
Name of           Aggregate       Complex,       Director is a  Director is
Director          Compensation    Including the  Director or    a Director
of the Fund       from the Fund   Fund           Trustee        or Trustee
___________       ____________    ______________ _____________  _____________


John D. Carifa         $0          $0                50            116
David H. Dievler       $2,518      $216,288          44             86
William H. Foulk, Jr.  $3,021      $241,003          45            111
T.L. Tsim              $3,000      $3,500             1              1

      As of October 8, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser

         Alliance Capital Management L.P. a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

      The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

     Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital
Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.*
Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units.
Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc.
("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately
58.2% of the issued and outstanding shares of common stock of AXA Financial.

________________________
* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance
Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

      The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. For the year ended July 31, 1999, the cost of certain legal and accounting services amounting to $127,000, provided to the Fund by the Adviser was waived.

      Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly. For its fiscal year ended July 31, 1999, the Adviser was entitled to receive $27,234 pursuant to the Advisory Agreement, all of which was voluntarily waived by the Adviser. The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.52%, 3.22%, 3.22% and 2.22% of average net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. For the year ended July 31, 1999, such waiver of management fees amounted to $331,024.

         The Advisory Agreement became effective on July 29, 1997 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the

1940 Act of any such party, at a meeting called for that purpose and held on July 29, 1997, and by the Fund's initial shareholder on July 30, 1997.

      The Advisory Agreement will remain in force until June 30, 2000 and thereafter for successive twelve-month periods (computed from each July 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940
Act.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance International

Fund, Alliance International Premier Growth Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios, and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Consultant to the Adviser

         In connection with its provision of advisory services to the Fund, Alliance has retained at its expense as a consultant New-Alliance Asset Management (Asia) Limited ("New Alliance"), a joint venture company headquartered in Hong Kong which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited ("SHKP"). New Alliance will provide Alliance with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, New Alliance has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups. SHKP is one of the largest enterprises in Hong Kong measured by market capitalization at over HK$78.6 billion as of June 30, 1998 and has considerable expertise in evaluating business and market conditions in Hong Kong and the other Greater China countries. Although SHKP is best known for its strength in the residential sector, its developments span every major property use, including shopping centers, office and industrial properties, hotels and warehouses. Its activities complementary to property development include insurance and estate management, and SHKP is diversified as well into telecommunications and infrastructure projects.

___________________________________________________________

                      EXPENSES OF THE FUND
___________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

      During the Fund's fiscal year ended July 31, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,963 which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $315,201. Of the $317,164 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $32,325 was spent on advertising, $6,219 on the printing and mailing of prospectuses for persons other than current shareholders, $138,925 for compensation to broker-dealers and other financial intermediaries (including, $86,133 to the Fund's Principal Underwriters), $543 for compensation to sales personnel, $139,152 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      During the Fund's fiscal year ended July 31, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $18,363, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $454,205. Of the $472,568 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $48,292 was spent on advertising, $28,965 on the printing and mailing of prospectuses for persons other than current shareholders, $202,875 for compensation to broker-dealers and other financial intermediaries (including, $123,902 to the Fund's Principal Underwriters), $245 for compensation to sales personnel, $188,489 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $3,702 was spent on interest on Class B shares financing.

      During the Fund's fiscal year ended July 31, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,174, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $22,721. Of the $23,895 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $1,583 was spent on advertising, $2,133 on the printing and mailing of prospectuses for persons other than current shareholders, $10,226 for compensation to broker-dealers and other financial intermediaries (including, $6,153 to the Fund's Principal Underwriters), $32 for compensation to sales personnel, $9,848 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $73 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

      With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

      Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $31,995 (1.68% of the net assets of Class B) and $-0- (-0-% of the net assets of Class C).

      In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Agreement will continue in effect for successive twelve-month periods (computed from each July 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for the period ending June 30, 2000 by the Board of Directors, including a majority of the Directors who are not interested persons, as defined in the 1940 Act, at their Annual Meeting held on April 14, 1999.

      In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

      Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal period ended July 31, 1999, the Transfer Agent was entitled to receive $6,591 under the Transfer Agent Agreement, all of which was waived voluntarily by the Transfer Agent.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter

("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or,
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day, on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

      In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor
Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A, the Class B and Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares**

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and
____________________

** Advisor Class shares are sold only to investors described above in this section under "General."

accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) and certain employee benefit plans for more than $250,000 for Class B shares. (See Appendix D for information concerning the eligibility of certain employee benefit plans to Purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

      During the Fund's fiscal year ended July 31, 1999 and the fiscal period ended July 31, 1998, the aggregate amount of underwriting commission payable with respect to shares of the Fund were $33,100 and $159,184, respectively. Of that amount, the Principal Underwriter received the amounts of $2,204 and $146, respectively, which represented that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended July 31, 1999, the Principal Underwriter received contingent deferred sales charges of $0 and $0, respectively, on Class A shares, $21,655 and $9,615, respectively, on Class B shares and $0 and $0, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                  As % of        to Dealers
                    As % of       the            or Agents
                    Net           Public         As % of
Amount of           Amount        Offering       Offering
Purchase            Invested      Price          Price
________            ________      ________       ____________

Less than
  $100,000 .  .  .  4.44%         4.25%          4.00%
$100,000 but
  less than
  $250,000. .  .  . 3.36          3.25           3.00
$250,000 but
  less than
  $500,000. .  .  . 2.30          2.25           2.00
$500,000 but
  less than
  $1,000,000****  . 1.78          1.75           1.50
_____________

**** There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares-Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

      Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio

Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)  the investor's current purchase;

             (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

            (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

              (i)  investment management clients of the
                   Adviser or its affiliates;

             (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, or a sibling, direct ancestor or direct descendent
                   (collectively, "relatives") of any such
                   person; or any trust, individual
                   retirement account or retirement plan
                   account for the benefit of any such
                   person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

            (iii)  the Adviser, the Principal Underwriter,
                   Alliance Fund Services, Inc. and their
                   affiliates; certain employee benefit
                   plans for employees of the Adviser, the
                   Principal Underwriter, Alliance Fund
                   Services, Inc. and their affiliates;

             (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

              (v)  persons participating in a fee-based
                   program, sponsored and maintained by a
                   registered broker-dealer or other
                   financial intermediary and approved by
                   the Principal Underwriter, pursuant to
                   which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services;

             (vi)  persons who establish to the Principal
                   Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and

            (vii) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a
Years Since Purchase     % of Dollar Amount Subject to Charge
____________________     ____________________________________

Less than one                          4.0%
One                                    3 0%
Two                                    2.0%
Three                                  1.0%
Four or more                           None


         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

      Advisor Class shares may be held solely through the fee-based program accounts employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem the shareholder's Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of the shareholder's shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc. or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or

(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of Shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments (such as the market break of October 1987) it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey 07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with, procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or comparable source.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups-of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believe that these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid-and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

         The following summary addresses only principal United States federal income tax considerations pertinent to the Fund and to shareholders of the Fund who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are nonresident alien individuals, foreign corporations or other foreign persons may be substantially different. Following the summary of federal income tax matters is a summary of principal Greater China country tax matters pertinent to the Fund and its shareholders. The summaries for the United States and the Greater China countries are based upon the advice of counsel for the Fund with respect to the country involved and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

         In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation
of Dividends and Distributions

         General. The Fund intends to qualify to be taxed as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. These requirements, among other things, may limit the Fund's ability to write and purchase options, futures, and forward foreign currency contracts.

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to its shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

      Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to shareholders as ordinary income. Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

      Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of dealers or certain financial institutions. Such gain or loss will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

      Foreign Taxes. As discussed below under "Foreign Taxation," income received by the Fund may be subject to foreign income taxes, including withholding taxes. It is not possible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If, as is contemplated, more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

      Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

      Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

      Currency Fluctuations-"Section 988" Gains or Losses.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority to date generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Foreign Taxation

         Set forth below is information concerning the taxation by the Greater China countries of income received by the Fund, of shareholders of the Fund and of transactions by the Fund.

         The Fund has been advised that neither the Fund nor any of the Fund's shareholders will be considered, insofar as relevant for tax purposes, as a resident of or having an establishment or a permanent establishment in any Greater China country, or as engaged in, as carrying on a trade, profession or business in, or as rendering independent personal services from a fixed base in, any of these countries solely as a result of the activities contemplated by the Prospectus and this Statement of Additional Information. Certain of the tax exemptions and reductions referred to below are dependent on the Fund's not having such a status, and it is the intention of the Fund to conduct its affairs in such a manner. To the extent applicable law or the manner in which such law is interpreted changes or the Fund otherwise changes the manner in which it conducts its activities, the Fund and its shareholders may be subject to higher taxes than those indicated.

         China. The Fund will not currently be subject to any China income tax either (i) on dividends it receives on "B" shares of a China company listed on the Shanghai or Shenzhen Stock Exchanges or on shares of a China company listed on a non-China securities exchange, including "H" shares listed on the Hong Kong Stock Exchange, or (ii) on capital gains which the Fund derives from the sale of any such shares. These shares, which are primary categories of equities of China companies for acquisition by the Fund, are discussed in "Appendix A: Additional Information about China, Hong Kong and Taiwan--China--Securities Markets" in this Statement of Additional Information. These exemptions are pursuant to a July 21, 1993 notice issued by the China State Tax Bureau. Absent this notice, which may hereafter be withdrawn, such dividends would be subject to withholding tax at the rate of 10%, the maximum rate permitted by application of the current tax treaty between the U.S. and China (the "U.S./China Treaty"), and such gains would be subject to withholding at the normal rate, currently 20%. Other China-source dividends and gains on the disposition of securities, including debt securities, would be taxable to the Fund at the rates of 10% and 20%, respectively. Interest on China source indebtedness will be subject to withholding tax at the maximum rate of 10% as so limited by the U.S./China Treaty. Transfers of "B" shares are subject to a stamp duty at the rate of 0.4% of the transaction price imposed on each of the buyer and seller.

         Hong Kong. Dividends and interest received by the Fund in respect of investments in securities of Hong Kong companies, whether or not listed on the Hong Kong Stock Exchange, will not be subject to any Hong Kong income tax. Also, Hong Kong does not impose any tax on capital gains realized by the Fund from the disposition of such securities. Transfers of shares of companies on a Hong Kong share register, including "H" Shares and shares of other companies incorporated outside of Hong Kong which are listed on the Hong Kong Stock Exchange, are subject to a stamp duty at the rate of .25% of the amount of the transfer price or, if higher, the fair value of the shares, which tax is usually borne equally by the buyer and the seller in respect of transactions on the Hong Kong Stock Exchange. There is at present no tax treaty between the United States and Hong Kong.

         Taiwan. Dividends and interest received by the Fund as a QFII (See "Appendix A: Additional Information about China, Hong Kong and Taiwan--Taiwan--Securities Transactions" in the Statement of Additional Information for information concerning QFIIs) from sources in Taiwan will be subject to Taiwan income withholding tax at the rate of 20%. A tax on capital gains arising from securities transactions is currently suspended and gains on transactions in securities realized by the Fund are therefore not currently subject to tax. A transaction tax on the transaction price is imposed on the seller at the rate of 0.3% for most stock transactions and at the rate of 0.1% for most transactions in debt securities, other than government debt. There is at present no tax treaty between the United States and Taiwan.

Other Taxation

         The Fund may be subject to other state, local and foreign taxes than those discussed above. Also, distributions by the Fund may be subject to additional state, local and foreign taxes depending on each shareholder's particular circumstances.

_______________________________________________________________

                     PORTFOLIO TRANSACTIONS
_______________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are effected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

      During the Fund's fiscal year ended July 31, 1999 and the period from September 3, 1997 (commencement of operations) through July 31, 1998, the Fund incurred brokerage commissions amounting in the aggregate to $23,040 and $34,049. During the Fund's fiscal year ended July 31, 1999 and the period from September 3, 1997 (commencement of operations) through July 31, 1998, no brokerage commissions were paid to DLJ and no brokerage commissions were paid to brokers utilizing the Pershing Division of DLJ. During the Fund's fiscal year ended July 31, 1999 and the period from September 3, 1997 (commencement of operations) through July 31, 1998, the brokerage commissions paid to DLJ constituted -0-% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted -0-% and -0-% of the Fund's aggregate brokerage commissions. During the Fund's fiscal year ended July 31, 1999 and the period from September 3, 1997 (commencement of operations) through July 31, 1998, the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, -0-% were effected through DLJ and -0-% and -0-% were effected through brokers utilizing the Pershing Division of DLJ. During the Fund's fiscal year ended July 31, 1999 and the period from September 3, 1997 (commencement of operations) through July 31, 1998, transactions in portfolio securities of the fund aggregating $5,324,352 and with associated brokerage commissions of approximately $23,040 and $-0- were allocated to persons of firms supplying research services to the Fund or the Adviser.

         Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The Fund is a Maryland corporation organized in 1997. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the

Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

      As of the close of business on October 8, 1999, there were 424,460 shares of common stock of the Fund outstanding, including 137,011 Class A shares, 238,332 Class B shares, 29,458, Class C shares and 19,659 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 8, 1999.

                             No. of            % of
Name and Address                 Shares            Class

Class A

Merrill Lynch, Pierce, Fenner
  & Smith for the Sole Benefit
  of Its Customers
Attn:  Fund Admin. (97RU8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484         35,747          26.02%


Donaldson Lufkin Jenrette
  Securities Corp. Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052           8,278           6.03%

Class B

Merrill Lynch, Pierce, Fenner
  & Smith For the Sole Benefit
  of Its Customers
Attn:  Fund Admin. (97RO1)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484         69,042          29.19%

Wexford Clearing Services
  Corp.
Michael S. Weinstock TTEE
Michael s. Weinstock
Liv Trust UA DT 4/13/90             15,282           6.46%
c/o Grill Concepts Inc.
Los Angeles, CA 90049

Class C

Wexford Clearing Services
  Corp. FBO
Horace R. Medieros, Connie
  Medieros Co-TTEES, Horace
  Medieros and Connie Medieros
Trust UA DTD 7/21/83                 7,139          24.24%
Torrance, CA 90505

Wexford Clearing Services
  Corp. FBO
David L. Dollins, Linda M.
Dollins Co TTEES Dollins
  Family Trust UA DTD 12/07/96       2,513           8.53%
Escondido, CA 92025


Prudential Securities Inc. FBO
Paul M. Atlas
IRA DTD 04/24/96
212 Old Mill Path
Nissequogue, NY 11780-1352           1,683           5.71%

Wexford Clearing Services
Corp. FBO Norman W. Kermode &
Karen D. Schaffer JTTEN
608 Alameda Dr.
Cortez, CO 81321-4005                3,071          10.43%

NFSC FEBO #BMA-864455
Donald J. Capuano
FMT Ttee NFRP PS
2640 Ridgeway Avenue
Rochester, NY 14626-4109             3,816          12.96%

Advisor Class

Alliance Capital Mgmt. LP
Attn: Sarah Powell
1345 Avenue of the Americas
New York, NY 10105-0302             10,000          50.87%

Robert A. deLucia
249-1/2 West Norwalk Rd
Norwalk, CT 06850-4320               2,586          13.16%

Amy M. Levin
151 W. 86th Street, Apt. 8D
New York 10024-3401                  5,836          29.69%

Custodian

         Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

      Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New
York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.



      The Fund's average annual total return for for each class for the one-, five- and ten-year periods ended July 31, 1999 (or since inception through the date, as noted) were as follows:

                              5 Years      10 Years
                 Year Ended   Ended        Ended
                 7/31/99      7/31/99      7/31/99
                 ----------   -------      --------

Class A          69.42%       (9.48%)*     N/A
Class B          68.46%       (10.07%)*    N/A
Class C          68.26%       (10.13%)*    N/A
Advisor Class    69.90%       (9.21%)*     N/A


*Inception Dates:   Class A - September 3, 1997
                    Class B - September 3, 1997
                    Class C - September 3, 1997
                    Advisor Class - September 3, 1997

      Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc., and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

____________________________________________________________

                 FINANCIAL STATEMENTS AND REPORT
                     OF INDEPENDENT AUDITORS
____________________________________________________________

ALLIANCE GREATER CHINA '97 FUND

ANNUAL REPORT
JULY 31, 1999



PORTFOLIO OF INVESTMENTS
JULY 31, 1999                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-100.7%
HONG KONG-88.4%
ABC Communications
  Holdings, Ltd.                                100,000      $    32,210
Bank of East Asia, Ltd.                          25,000           60,555
Cable & Wireless HKT,
  Ltd.                                           88,400          207,857
Cathay Pacific Airways                           20,000           28,473
Cheung Kong Holdings,
  Ltd.                                           32,000          279,324
Cheung Kong Infrastructure
  Holdings, Ltd.                                 45,000           92,764
China National Aviation
  Co., Ltd.                                     200,000           31,179
China Resources Enterprise,
  Ltd.                                           80,000          124,717
China Telecom
  (Hong Kong), Ltd. (a)                          54,000          161,410
Cosco Pacific, Ltd.                              40,000           36,075
Dah Sing Financial Group,
  Ltd.                                           20,000           81,942
Dao Heng Bank Group,
  Ltd.                                           30,000          152,675
Denway Investments,
  Ltd. (a)                                      500,000           84,390
Guangdong Kelon
  Electrical Holdings Co.,
  Ltd. "H" Shares                                62,000           69,895
Hang Seng Bank, Ltd.                              7,000           77,110
Henderson Land
  Development Co., Ltd.                          13,000           73,529
Hengan International Group
  Co., Ltd. (a)                                 110,000           47,123
HKCB Bank Holding Co.,
  Ltd.                                          150,000           56,045
HKR International, Ltd.                          44,800           36,075
HSBC Holdings Plc.                               18,000          212,198
Hutchison Whampoa, Ltd.                          24,000          228,046
Jardine Matheson Holdings,
  Ltd.                                            6,800           35,020
Legend Holdings, Ltd.                           100,000           94,053
New World Development
  Co., Ltd.                                      40,000          105,648
Ng Fung Hong, Ltd.                               80,000           58,235
Regal Hotels International
  Holdings, Ltd. (a)                            300,000           30,921
Shanghai Petrochemical
  Co., Ltd. Cl. H                               200,000           38,394
Sino Land Co., Ltd.                              50,000           26,412
Swire Pacific, Ltd. Cl. A                         7,000           32,468
Union Bank of Hong Kong,
  Ltd.                                           70,000           53,662
Wharf Holdings, Ltd.                             40,000          119,048
Wheelock & Co., Ltd.                             45,000           61,166
Zhejiang Expressway Co.,
  Ltd. Cl. H                                    180,000           31,772
                                                             ------------
                                                               2,860,391

SINGAPORE-5.1%
Pacific Century Regional
  Developments, Ltd. (a)                         45,000          164,487

TAIWAN-7.2%
Asustek Computer, Inc.                            2,800           29,789
Formosa Plastics Corp.                           10,700           17,258
Hon Hai Precision Industry
  Co., Ltd.                                       7,840           42,070
Siliconware Precision
  Industries Co. (a)                             11,070           17,340
Synnex Technology
  International Corp.                             5,200           22,903
Taiwan Semiconductor
  Manufacturing Co.,
  Ltd. (a)                                       19,680           68,978
United World Chinese
  Commercial Bank                                28,000           34,305
                                                             ------------
                                                                 232,643
                                                             ------------
                                                               3,257,521


7


PORTFOLIO OF INVESTMENTS (CONTINUED)            ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
WARRANTS-0.0%
Hong Kong & China Gas
  Warrants, expiring
  9/30/99 (a)                                     1,000      $        77

RIGHTS-0.0%
Asustek Computer, Inc.
  Rts 8/21/99 (a)                                 2,800               13

TOTAL INVESTMENTS-100.7%
  (cost $2,499,183)                                            3,257,611
Other assets less
  liabilities-(0.7)%                                             (22,216)

NET ASSETS-100%                                              $ 3,235,395


(a)  Non-income producing security.

     See notes to financial statements.


8

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $2,499,183)            $ 3,257,611
  Cash                                                                  53,974
  Foreign cash, at value (cost $83,539)                                 83,782
  Deferred organization expenses                                       207,614
  Receivable for investment securities sold                             46,333
  Receivable from Adviser                                               34,093
  Receivable for capital stock sold                                     13,651
  Total assets                                                       3,697,058

LIABILITIES
  Payable to Adviser (reimbursement to Adviser for
    organizational expenses)                                           326,500
  Payable for capital stock redeemed                                     8,238
  Distribution fee payable                                               2,197
  Accrued expenses                                                     124,728
  Total liabilities                                                    461,663

NET ASSETS                                                         $ 3,235,395

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $       397
  Additional paid-in capital                                         3,974,342
  Undistributed net investment income                                    6,167
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (1,504,185)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                        758,674
                                                                   $ 3,235,395

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($1,010,648/123,202 shares of beneficial interest issued
    and outstanding)                                                     $8.20
  Sales Charge--4.25% of public offering price                             .36
  Maximum offering price                                                 $8.56
  CLASS B SHARES
  Net asset value and offering price per share
    ($1,901,750/234,257 shares of beneficial interest issued
    and outstanding)                                                     $8.12
  CLASS C SHARES
  Net asset value and offering price per share
    ($161,837/19,951 shares of beneficial interest issued
    and outstanding)                                                     $8.11
  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price per share
    ($161,160/19,554 shares of beneficial interest issued
    and outstanding)                                                     $8.24


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999                        ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $1,667)                                      $    76,279
  Interest                                                3,542    $    79,821

EXPENSES
  Advisory fee                                           27,234
  Distribution fee - Class A                              1,963
  Distribution fee - Class B                             18,368
  Distribution fee - Class C                              1,174
  Custodian                                             151,464
  Administrative                                        127,000
  Audit and legal                                        64,531
  Amortization of organizational expenses                62,325
  Registration                                           41,145
  Transfer agency                                        13,648
  Printing                                               13,528
  Director's fees                                        10,500
  Miscellaneous                                          13,662
  Total expenses                                        546,542
  Less: expenses waived and reimbursed
    (see Note B)                                       (464,615)
  Less: expense offset arrangement (see Note B)            (506)
  Net expenses                                                          81,421
  Net investment loss                                                   (1,600)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                        (631,179)
  Net realized gain on foreign currency
    transactions                                                         1,542
  Net change in unrealized appreciation of:
    Investments                                                      1,987,160
    Foreign currency denominated assets and
      liabilities                                                          242
  Net gain on investments and foreign currency
    transactions                                                     1,357,765

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,356,165


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS              ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

                                                                  SEPTEMBER 3,
                                                     YEAR ENDED       1997*
                                                      JULY 31,         TO
                                                        1999      JULY 31, 1998
                                                    ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss)                      $    (1,600)   $    18,810
  Net realized loss on investments and foreign
    currency transactions                              (629,637)      (877,930)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities       1,987,402     (1,228,728)
  Net increase (decrease) in net assets from
    operations                                        1,356,165     (2,087,848)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                                  -0-        (5,303)
    Class B                                                  -0-       (10,749)
    Class C                                                  -0-          (619)
    Advisor Class                                            -0-          (714)
  Distributions in excess of net investment
    income
    Class B                                                  -0-        (1,442)
    Class C                                                  -0-          (191)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                              (279,240)     4,165,036
  Total increase                                      1,076,925      2,058,170

NET ASSETS
  Beginning of period                                 2,158,470        100,300
  End of period (including undistributed net
    investment income of $6,167, at
    July 31, 1999)                                  $ 3,235,395    $ 2,158,470


*    Commencement of operations.

     See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $326,500 have been deferred and are being amortized on a straight-line basis through August 2002.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


12


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions and undistributed net investment income, and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, and 2.20% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the year ended July 31, 1999, such waiver of management fees, amounted to $331,024 and the waiver of the cost of certain legal and accounting services provided to the Fund by the Adviser amounted to $127,000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended July 31, 1999, the Transfer Agent voluntarily waived all of its fees under the Agreement which amounted to $6,591.

In addition, for the year ended July 31, 1999, the Fund's expenses were reduced by $506 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,204 from the sale of Class A shares and $21,655 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1999.

Brokerage commissions paid on investment transactions for the year ended July 31, 1999, amounted to $23,040, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $31,995 for Class B shares. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $2,522,252 and $2,802,100, respectively, for the year ended July 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended July 31, 1999.

At July 31, 1999, the cost of investments for federal income tax purposes was $2,706,145. Accordingly, gross unrealized appreciation of investments was $822,422 and gross unrealized depreciation of investments was $270,956 resulting in net unrealized appreciation of $551,466 (excluding foreign currency transactions).

At July 31, 1999, the Fund had a net capital loss carryforward for federal income tax purposes of $1,132,756, which expires in the year 2007.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward exchange currency contracts outstanding at July 31, 1999.


14


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                                    SEPTEMBER 3,                   SEPTEMBER 3,
                                       1997*                          1997*
                     YEAR ENDED         TO         YEAR ENDED          TO
                    JULY 31, 1999  JULY 31, 1998  JULY 31, 1999   JULY 31, 1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              107,452       112,520     $   813,635     $   971,684
Shares issued in
  reinvestment of
  dividends                   -0-          502              -0-          3,613
Shares redeemed          (76,310)      (20,972)       (563,178)       (132,177)
Net increase              31,142        92,050     $   250,457     $   843,120

CLASS B
Shares sold              327,834       398,593     $ 2,338,138     $ 3,556,766
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-        1,205              -0-          8,686
Shares redeemed         (415,218)      (78,167)     (2,923,975)       (463,301)
Net increase
  (decrease)             (87,384)      321,631     $  (585,837)    $ 3,102,151

CLASS C
Shares sold               13,684        21,183     $   106,827     $   201,955
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-           84              -0-            604
Shares redeemed          (14,842)         (168)       (107,177)         (1,054)
Net increase
  (decrease)              (1,158)       21,099     $      (350)    $   201,505

ADVISOR CLASS
Shares sold               30,587         2,622    $    250,877     $    20,507
Shares issued in
  reinvestment of
  dividends                   -0-            9              -0-             64
Shares redeemed          (23,385)         (279)       (194,387)         (2,311)
Net increase               7,202         2,352     $    56,490     $    18,260


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1999.


*    Commencement of operations.


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.


16


FINANCIAL HIGHLIGHTS                            ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                            CLASS A
                                                 -----------------------------
                                                                  SEPTEMBER 3,
                                                                    1997(A)
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
Net asset value, beginning of period                $ 4.84          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                           .02             .08
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        3.34           (5.18)
Net increase (decrease) in net asset value
  from operations                                     3.36           (5.10)

LESS: DIVIDENDS
Dividends from net investment income                    -0-           (.06)
Net asset value, end of period                      $ 8.20          $ 4.84

TOTAL RETURN
Total investment return based on net asset
  value (d)                                          69.42%         (51.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $1,011            $445
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (c)(e)      2.52%           2.52%(f)
  Expenses, before waivers/reimbursements            19.68%          18.27%(f)
  Net investment income                                .36%           1.20%(f)
Portfolio turnover rate                                 94%             58%


See footnote summary on page 20.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                            CLASS B
                                                 -----------------------------
                                                                  SEPTEMBER 3,
                                                                    1997(A)
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
Net asset value, beginning of period                $ 4.82          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)                   (.01)            .03
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        3.31           (5.17)
Net increase (decrease) in net asset value
  from operations                                     3.30           (5.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    -0-           (.03)
Distributions in excess of net investment
  income                                                -0-           (.01)
Total dividends and distributions                       -0-           (.04)
Net asset value, end of period                      $ 8.12          $ 4.82

TOTAL RETURN
Total investment return based on net asset
  value (d)                                          68.46%         (51.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $1,902          $1,551
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (c)(e)      3.22%           3.22%(f)
  Expenses, before waivers/reimbursements            20.22%          19.18%(f)
  Net investment income                               (.22)%           .53%(f)
Portfolio turnover rate                                 94%             58%


See footnote summary on page 20.


18


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                            CLASS C
                                                 -----------------------------
                                                                  SEPTEMBER 3,
                                                                    1997(A)
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
Net asset value, beginning of period                $ 4.82          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)                   (.03)            .03
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        3.32           (5.17)
Net increase (decrease) in net asset value
  from operations                                     3.29           (5.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    -0-           (.03)
Distributions in excess of net investment
  income                                                -0-           (.01)
Total dividends and distributions                       -0-           (.04)
Net asset value, end of period                      $ 8.11          $ 4.82

TOTAL RETURN
Total investment return based on net asset
  value (d)                                          68.26%         (51.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $162            $102
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (c)(e)      3.22%           3.22%(f)
  Expenses, before waivers/reimbursements            20.41%          19.37%(f)
  Net investment income                               (.49)%           .50%(f)
Portfolio turnover rate                                 94%             58%


See footnote summary on page 20.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                         ADVISOR CLASS
                                                 -----------------------------
                                                                  SEPTEMBER 3,
                                                                    1997(A)
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
Net asset value, beginning of period                $ 4.85          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                           .04             .10
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        3.35           (5.18)
Net increase (decrease) in net asset value
  from operations                                     3.39           (5.08)

LESS: DIVIDENDS
Dividends from net investment income                    -0-           (.07)
Net asset value, end of period                      $ 8.24          $ 4.85

TOTAL RETURN
Total investment return based on net asset
  value (d)                                          69.90%         (51.06)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $161             $60
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (c)(e)      2.22%           2.22%(f)
  Expenses, before waivers/reimbursements            19.01%          18.13%(f)
  Net investment income                                .58%           1.51%(f)
Portfolio turnover rate                                 94%             58%



(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                                                                  SEPTEMBER 3,
                                                                     1997
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
        Class A                                       2.50%           2.50%
        Class B                                       3.20%           3.20%
        Class C                                       3.20%           3.20%
        Advisor Class                                 2.20%           2.20%


(f)  Annualized


20


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                            ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GREATER CHINA '97 FUND, INC. We have audited the accompanying statement of assets and liabilities of Alliance Greater China '97 Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 1999, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from September 3, 1997 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Greater China '97 Fund, Inc. at July 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 3, 1997 to July 31, 1998, in conformity with generally accepted accounting principles.



New York, New York
September 8, 1999


21

___________________________________________________________

               APPENDIX A:  INFORMATION CONCERNING
                   CHINA, HONG KONG AND TAIWAN
___________________________________________________________

      The information in this Appendix is based on material obtained by the Fund from various governmental and other sources which is believed to be accurate but all of which has not been independently verified by the Fund or the Adviser. Many of the indicated numbers, including percentage information, is, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

                              CHINA

         With a population estimated at more than 1.2 billion people, the People's Republic of China is home to approximately 21% of the world's population. It is the world's third largest nation in terms of land area, next only to Russia and Canada, with approximately 3.7 million square miles; it shares borders with 16 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert and tropical areas in the southeast. Politically, China is divided into 22 provinces, five autonomous regions and four municipalities.

History and Politics

         China claims to be the oldest continuous civilization, first unified as a nation in 221 B.C. In this century, China's political system has moved from its first republic (1911-1949) to a one-party communist state, after a civil war which ended in 1949 with the victory of the communist revolutionaries led by Mao Zedong. Under his rule, the Chinese Communist Party (the "CCP") established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the CCP. After his death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend as described below toward capitalism, private ownership and an easing of restrictions on foreign investment.

Government

         China is officially designated as a "people's republic", defined by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP, which currently consists of an estimated 58 million members. The highest ranking legislative body in the State hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected from lower-level People's Congresses held every five years. The NPC, which meets once a year for two or three weeks, is empowered to amend the Chinese Constitution, enact and amend laws, and examine and approve national economic and social plans. Historically, however, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies. When not in session, the powers of the NPC are vested in a Central Committee, composed of approximately 200 members. The highest organ of state administration is the State Council, whose members are elected by the NPC, acting on recommendations from the CCP and presided over by an executive board made up of approximately 15 members.

      The CCP structure parallels the governmental structure, and often, the two systems overlap, with little distinction between government and party positions. The CCP is governed by an 188-member Central Committee, elected every five years. The Central Committee normally convenes twice a year. When not in session, the Politburo is vested with the Central Committee's power. The power of the Politburo, which currently consists of 22 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Standing Committee currently consists of seven members, including Jiang Zemin, who holds the positions of President, Party General Secretary and Chairman of the Central Military Committee and Zhu Rongji, the new Prime Minister.

         Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of the CCP. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have continued to increase. He continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping.

Economy

         China's economy is centrally planned by the government through the use of a series of economic and social development plans, which set overall targets for different sectors of the economy. China is now in its Ninth Five-Year Plan, which establishes official economic targets through the year 2000. Since market-oriented reforms were initiated under Deng, China's economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation. China's economy has seen rapid growth in recent years, with yearly double digit percent increases in the growth of its gross domestic product from 1990 to 1995, and a 9.7% increase during 1996. In

1997 and 1998, gross domestic product ("GDP") growth slowed to approximately 8.8% and 7.8%, respectively. During the first half of 1999, GDP growth rate was an estimated 7.6% year-on-year. It is estimated that GDP growth will be approximately 7% for the year 1999.

      Until recently, China's economy was dominated by State-owned enterprises ("SOEs"). Increasingly, China's economy is being transformed, in accordance with the government's economic plans, from a state-controlled system to a system of private ownership. With more than half of China's SOEs reporting losses, a major economic challenge for China is to reform inefficient SOEs without creating an unacceptable level of unemployment. China made great progress in the reform of SOEs in 1997. President Zemin announced plans to sell, merge, or close most SOEs at the September 1997 meeting of the National Congress of the CCP. As part of the government's plan for increased public ownership (a euphemism for privatization), 675 SOEs were declared bankrupt and closed, and an additional 1022 SOEs were merged. Losses were curbed and net industrial profits for the remaining SOEs increased by 11.9% in 1997. By the end of 1998, only one-third of the large and medium sized SOEs, which make up approximately 20% of all SOEs, were reporting losses. Overall, net industrial profits for SOEs increased by 4.9% in 1998 and 8.3% in the first quarter of 1999. The reform of SOEs has slowed since mid-1998 due to an effort to stimulate production and prevent a rapid rise in unemployment, but in July 1999 President Zemin reconfirmed his commitment to intensifying efforts to restructure China's SOEs. The official urban unemployment rate was 3.1% in 1997 and 1998 (with higher rates reported locally), and is expected to continue to rise due to the lay-offs resulting from SOE reform. China is combating the effects of unemployment with a newly established national "social public pension fund" and accelerated reform of its social security system. Additionally, a minimum-income security system has been established in more than 300 cities. The income gap between urban and rural residents, as well as between the wealthier coastal provinces and the interior, has begun to widen and is
expected to persist.   After decades of double digit inflation,
the consumer price index rose by only 2.8% in 1997. During 1998, the consumer price index fell by 0.8%. As a result of this deflation, the government has placed a floor on the price of several products in an attempt to thwart competition between domestic companies and imports.

         The collective and private sectors have played an increasingly important role in China's economic development. The collective sector includes township and village enterprises often combined with some measure of foreign investment or privately owned enterprises. The private sector showed the strongest growth in 1997, with a 14% increase in value-added industrial output, as compared to an 11.7% increase for the collective sector and a 5.4% increase for SOEs. In 1998, the private sector increased 11.9% in value-added industrial output, compared to an 8.7% increase for the collective sector and a 4.9% increase for SOEs. Growth in the collective and private sectors is expected to continue. Manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. Foreign direct investment in China totaled approximately US$20.5 billion during the first half of 1998, a decline of 1.3% from the first half of 1997. During the first half of 1999, foreign investment in China totaled approximately US$18.6 billion, a decline of 9.2% from the first half of 1998. Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China's low wages and large pool of comparatively cheap labor.

      Another aspect of China's continued plan of economic development is the government's continued investment in infrastructure development programs, which are seen as necessary to sustain China's current level of economic performance. In early 1998 the government decided to accelerate the construction of certain infrastructure projects and formulated policies to support these priority projects, chosen to increase investment in key fixed assets. However, only one-third of a bond issue for infrastructure and flood rebuilding had been invested as the end of September 1998. The environmental impact of the Three Gorges Dam project, which is among the largest of the projects in progress, is currently being criticized because of the issue of silt levels. This criticism comes on the wake of severe flooding that occurred during mid-1998. The severity of the flooding, which caused 4,610 deaths and an estimated US$36.4 billion in damage, was dramatically increased by the effects of silting caused by man-made activities. Other infrastructure projects include road-building, low-cost housing, rural power power and urban facilities projects. The government also intends to reduce its use of coal and rely more on natural gas and nuclear powers. In this regard China has embarked on the construction of a large-scale liquefied natural gas import complex and expects to have 11 nuclear power plants in operation by 2005.

         China's foreign trade grew by 12.1% in 1997, to US$325.06 billion, making China the world's tenth largest trading nation. China accrued an estimated trade surplus of approximately US$46.3 billion in 1997. Foreign trade volume remained about the same in 1998. Exports grew by 0.4% and imports fell by 1.3%, leaving an estimated trade surplus of US$48.8 billion for 1998. In the first half of 1999, exports fell by 4.6% and imports rose by 16.6%, leaving a trade surplus of US$7.7 billion, compared to a surplus of US$22.6 billion in the first half of 1998. During the same period, SOE exports fell by 13% and their imports rose by 30.4%. Although China's exports to other Asian countries have been affected by the recent financial crises in that region, signs of recovery have been reported.

      China has been negotiating for admission to the World
Trade Organization ("WTO") for more than ten years, although it is not clear when, if ever, China will gain entry. Recent negotiations regarding China's admission have focused on what commitments China would make to provide market access and whether China would be accorded developing member status. While China's export market is expected to expand upon WTO entry, its share of sales in its domestic markets may decline as these markets would be open to increased foreign competition because China would be forced to lower tariffs under WTO regulations. In preparation for entry into the WTO, China which had recently reduced its average tariff rate to 23%, furthered reduced tariffs to an average of 17% effective October 1, 1997. In June 1999, the government announced that whether China becomes a WTO member or not, tariffs will be lowered to an average of 15% in 2000. China plans to lower its average tariff rate on industrial imports to 10% by the year 2005.

Banking and Finance

         Banking in China is controlled by the wholly state-owned People's Bank of China ("PBC"), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. In the summer of 1998, the PBC announced that it would set up six major regional branches while at the same time cutting the number of existing branches. The move is aimed at improving central monitoring and reducing local interference.

         As a State owned unit, the PBC has been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. In the past, the State has mandated that more than half of the PBC's lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were recently ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. In March 1999, the PBC announced that 10% of Chinese banks' loans were "unrecoverable," much higher than the official figure of 2.9% that had been reported for the end of 1998. Foreign analysts however, estimate an even higher figure. In May 1999 the Bank of China, one of China's four major commercial banks, announced plans to establish an asset management company to take over its bad loans. The other three major banks are expected to follow suit. Debt-for-equity swaps are being used, at least initially, to dispose of the bad debt. Currently there is no deposit insurance system to protect depositors.

         China expected to reduce its budget deficit 17% to US$5.5 billion for 1998, but has since reported an actual budget deficit of US$11.6 billion for 1998. The actual deficit may be much larger than this official amount however, as non-performing loans to SOEs are not reflected in the official numbers. The World Bank suggests that China's consolidated government deficit ("CGD"), which includes the fiscal deficit plus lending to financial systems which in turn finance the expenditures to the SOEs, is a more accurate reflection of China's deficit. The World Bank has estimated that China's CGD amounts to 5%-6% of China's GDP. Nevertheless, China's external payment position is believed by observers to be sound as China boasts one of the world's largest foreign exchange reserves. China's foreign exchange reserves increased by 33.3% during 1997 to US$142.8 billion, and by 4.5% in 1998 to reach US$149.2 billion.

      China is attempting to reform its banking system, with the goal of making the financial system a more effective means of macroeconomic control. The ceiling on bank loans by commercial banks was revoked in January 1998, and the deposit reserve ratio was decreased from 13% to 8% in March 1998. Since May 1996, the PBC has cut interest rates seven times, most recently in June 1999, when time deposit rates were cut by 1.53% taking the interest rate on one-year deposits to 2.2%. The PBC instructed commercial banks to cut dollar interest rates by 50 basis points in October 1998. Additionally, the PBC has permitted more foreign banks to do RMB based business. These reforms have helped in maintaining the stability of China's financial markets. Deposits at all of China's financial institutions at the end of 1998 were up 16.1% year on year, and lending was up 15.5% year on year. The M2 (broad money supply) grew 17.7% year on year in the first six months of 1999; while the M1 (narrow money supply) increased 15.0% for the same period. The M0 (cash in circulation) rose 9.1% year on year during the first five months of 1999. The monetary unit of China is the Renminbi ("RMB"), and the rate of exchange has averaged 8.3 RMB per U.S. dollar since 1995, and was exchanged at 8.28 RMB per U.S. dollar as of October 15, 1999. In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These centers provide an official forum where foreign invested enterprises ("FIEs") may, under the supervision and control of the State Administration of Foreign Exchange ("SAFE") engage in mutual adjustment of their foreign exchange surpluses and shortfalls. The RMB is not yet fully convertible, however, as only "current account" items, as described below, may be converted freely. Under the rules implemented by SAFE, the Fund, as a FIE has to establish a "current account" and a "capital account" with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange Renminbi into foreign currencies without prior approval from SAFE if such funds are in respect of "current account items."
However, prior approval from SAFE is needed if "capital account items" are to be converted into foreign currencies. "Current account items" include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center.

      Since 1994, the foreign exchange rate has not been set by the Chinese government. Trading of RMB and foreign currencies is conducted at a rate within a range set daily by the Chinese government determined by reference to supply and demand. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions. The initial effect of the abolition of the government's official exchange rate was a 50% devaluation of the RMB against the U.S. dollar by January 1994. Since then, however, the RMB has remained relatively stable against the dollar. On November 21, 1998 Premier Zhu Rongi promised not to devalue the RMB in 1999 as a result of the Asian financial crisis. By mid-1999, however, in light of the stability of China's external debt situation, the need to stimulate domestic demand and the apparent beginnings of economic recovery in the region, it was expected by some economists that the currency would be devalued early in 2000, probably by 10% or less.

         China has numerous international trust and investment corporations ("ITICs"), which are sponsored by government agencies and state banks. ITICs take corporate deposits and make commercial investments. During October 1998, the PBC closed the Guangdong ITIC ("GITIC") because it could not make required interest and principal payments on its US$2 billion foreign debt. The closure was seen by the foreign lending community as indicative of the over-indebted state of ITICs and the illiquid condition of their investments generally. As a result of the closure, many fear that problems with ITICs could threaten the economy, even though regulators stress that ITICs hold only a small percentage of total deposits. In response to such fears, new rules were drafted, and became effective in March 1999, to curb speculative securities investment practices by ITICs, to prohibit banks from providing loans or guarantees for such transactions and to strengthen PBC's regulatory authority over ITICs. In the meantime, formal bankruptcy proceedings have been initiated to settle the affairs of the GITIC. All domestic depositors have been paid off but creditors have been advised that registered debt (which represents about one-half of all its debt) will be paid off first. GITIC's assets are currently valued at US$2.7 billion and its liabilities are put at US$4.3 billion. As anticipated, other Chinese financial institutions have experienced financial difficulties as well.

Securities Markets

         China has two officially recognized securities exchanges, the Shanghai Stock Exchange opened in December 1990 and the Shenzhen Stock Exchange opened in July 1991 (the "Exchanges") which developed out of securities exchanges set up to trade State treasury bonds. Trading on the Exchanges has been very volatile since their inception, and the Exchanges continue to be very volatile and prone to wide fluctuations, although the listing of four securities investment funds during the first half of 1998 has helped to stabilize the market. In order to ensure stability and protect investor's interests the Shanghai Stock Exchange is demanding greater financial disclosure from listed companies. The exchange issued new guidelines regulating annual reports of listed companies in January 1998. Additionally, both Exchanges have issued new rules pertaining to listed companies. The rules give the Exchanges the right to suspend trading if: a company reports a loss for two consecutive years; a company's net asset value falls below par value; or if there is any unusual and potential misleading trading.

         In addition, the new Securities Law, which took effect in July 1999, has established more stringent reporting requirements for listed companies and minimum capital requirements for securities firms. Further, the State Economic and Trade Commission issued a notice recently confirming the independence of Chinese companies listed overseas from their mainland parents, which is designed to prevent subsidiaries from being used to fund mainland parents in difficulty.

      The Exchanges allow for the trading of only two types of shares: A-shares, which may only be held and traded in Renminbi by mainland Chinese investors; and B-shares, officially open, with narrow exceptions, only to foreign investors, also denominated in Renminbi, but traded in U.S. and Hong Kong dollars. During 1997, 215 A-share companies were listed on the Exchanges. An additional 65 companies were listed on the Exchanges during the first half of 1998, bringing the total number of listed companies up to 810. Currently, there are approximately 900 listed companies. The market for B-shares is
much smaller and less liquid, but it is growing.   Approximately
106 companies list B-shares. While full merger of "A" and "B" share markets is not likely in the near future, joint ventures comprised of foreign financial houses and mainland Chinese investors are allowed to purchase "A" shares, and Chinese investors have been given official access to the "B" market. The Chinese government has also allowed certain Chinese companies to list shares on the Hong Kong Stock Exchange, such shares designated as H-shares, and permitted certain companies to list on other foreign exchanges, including nine companies listed on the New York Stock Exchange and two on the London Stock Exchange. As of May 1999, H-shares of 41 Chinese issuers were listed on the Hong Kong Stock Exchange, and while there were plans to add more, the Hong Kong Stock Exchange's strict listing requirements have prevented many Chinese companies, which do not follow internationally accepted accounting standards, from being listed (see "--Additional Information About Hong Kong--Securities Markets" for additional information on H-shares). These companies, together with an additional 59 China-related companies, contributed 17% of the market capitalization and 32% of the turnover value of the Hong Kong securities market.

         In July 1999, the government announced an agenda whereby it will eventually relinquish control in most of the approximately 900 listed companies. The government currently holds 60-70% of all shares, either directly or indirectly.

         The stock trading turnover on the Exchanges hit a record US$361 billion during 1997. The key index for the Shanghai Stock Exchange, the Shanghai Stock Exchange Composite Index, closed at 1,194.1 on December 31, 1997, and increased to 1,339 at the end of June 1998. The Shanghai Stock Exchange-30 index, which is based on 30 representative blue chips stocks, closed at 3772,36 on December 31, 1997. The Shenzhen Stock Exchange All-Share Index closed at 381.29 on December 30, 1997, and finished at 403 on June 30, 1998. The market has since turned bearish, reflecting the general economy, and the total value of Class A shares had fallen by approximately 7% as of early October 1998. B-share trading has also been bearish due to the uncertain Asian financial situation and new restrictions on foreign exchange.
The Shanghai B-share index closed at 55.88 on December 31, 1997, a drop of 25.59 points since June 30, 1997. The Shenzhen B-share index fell 45.75 points during the same period to 98.96 points. Both B-share indexes continued to fall during the first half of 1998. The B-share markets had dropped by approximately 40% by mid-October 1998. The Shanghai Stock Exchange's B-share index closed at 33.2 and 28.71 on October 30, 1998 and December 31, 1998, respectively. The Shenzhen Stock Exchange's B-share closed at 500.88 and 436.11 on October 30, 1998 and December 31, 1998,
respectively.

      China also has an active bond market, as the government issues Treasury bonds to help fund consistent budget deficits. During 1997, China issued 241.2 billion RMB in treasury bonds and repaid all mature treasury bonds. The issuance of Treasury bond issues increased in 1998 and 1999, including a special 100 billion RMB long-term issue in the second half of 1998, targeted to pay for infrastructure construction for economic and social development, and a 60 billion RMB special bond issue in August 1999 to finance the latest stimulus package. It is expected that the government will undertake additional special bond issues in 2000 to finance increased expenditures. The number of short-term bonds has also increased to ensure a lively secondary market. China's sovereign foreign currency debt is currently rated investment grade by both S&P and Moody's. Citing continued progress in carrying out economic reforms, recent stability of government issued debt, economic growth and manageable inflation, S&P raised the rating of government issued long-term debt to BBB+ from BBB on May 14, 1997. S&P reaffirmed the BBB+ rating on July 16, 1998, but changed the outlook from stable to negative. The outlook was revised to reflect smaller economic growth, increased unemployment resulting from the restructuring of SOEs and worsening economic conditions throughout Asia. In July 1999, S&P lowered the BBB+ rating to BBB, citing a projected slowing of economic growth. The Moody's correspondence rating is A3.

         China also allows commodity futures trading although the government is wary of the speculation futures markets can foster. The government intends to reduce the number of commodities exchanges from fourteen to three by early 1999 as part of its attempt to overhaul the industry and reduce risk and volatility in the markets. The number of different commodities traded will also be sharply reduced, from twenty-five to twelve.

                            HONG KONG

         Hong Kong, officially called the Hong Kong Special Administrative Region of the People's Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 240 square miles and a population estimated at 6.8 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics

      Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99 year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region of China and retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law", essentially a constitution which, among other things, sets forth the economic, markets and social protections governing Hong Kong and its people.

Government

         Until July 1, 1997, Hong Kong was a colony of the British crown, with Queen Elizabeth II as the Head of State and an appointed governor as her representative. The Hong Kong Legislative Council (the Legco), had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the Exco), was appointed by the governor.
They advised the governor concerning legislation to be debated in the Legco.

         Hong Kong is now headed by a chief executive, Tung Chee-hwa, who reports directly to Beijing. The chief executive is appointed for a five year term by the central government of China after being selected by the Election Committee, which is nominated by corporate bodies. The policy making and executive powers of the chief executive are checked by both the central government of China above and the Legco below. The fourteen member Exco advises the chief executive.

         On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council (PLC), which had been appointed by the Election Committee. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998 election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco is elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, is once again the largest party in the Legco. The next Legco election is required by law to occur in 2000.

      The Legco is presided over by a president who is elected by the members. The current president is Rita Fann who previously presided over the PLC.

Economy

         Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile as the government does not normally endeavor to restrain economic fluctuations. As Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. It is estimated that of about 11,819 foreign companies operating in Hong Kong, approximately 924 multinational corporations doing business in Asia have regional headquarters in Hong Kong.

         Hong Kong's economy had been growing for the last few years, the growth rate not dropping below 3.9% from 1992 through
1997.  In 1998, however, the GDP contracted by 5.1%.    The GDP
contracted by 3.4% in the first quarter of 1999, year-on-year, but was expected to begin growing thereafter for an overall contraction of 1% for 1999. This shrinking of the economy has been attributed to substantially lower consumer spending. Retail sales fell by 14% in volume and 16.9% in value in December 1998, year-on-year; however, by April 1999, retail sales were down 4% and 10% in volume and value, respectively, year-on-year.
Consumer price inflation, which averaged 5.7% during 1997, averaged 2.6% during 1998. In May 1999, the consumer price index fell by 3.5%, year-on-year. During the first three months of 1999, unemployment averaged 6.2%, a record high, as compared with an average of 2.2% during the year 1997. Unemployment has since stabilized at 6.3%, due in part to a decrease in business insolvencies.

      With the movement of manufacturing jobs to China, Hong
Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong's industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong's continued industrial growth is tied to China. From 1990 to 1995, re-exports rose by over 150%, compared to a 4.2% drop in exports of goods produced in Hong Kong. The growth in re-exports slowed to 7.5% in 1996, down from 14.3% in 1995, while domestic exports decreased 8.4% after a 2% increase in 1995. Re-exports rose by 5.0% during 1997, but fell by 6.9% during 1998. Domestic exports fell 0.4% and 11.0% respectively during the same periods. The fall in domestic exports is attributed to the Asian financial crisis. Hong Kong's role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Transshipments do not show up in Hong Kong's trade statistics, however, in 1996 it was estimated that transshipments were worth approximately 70% of Hong Kong's re-exports. Hong Kong boasts the world's largest container port. After several years of double-digit growth, Hong Kong's container throughput grew by only 8% in 1997, and is expected to grow by only 3% to 4% in 1998. Growth has been slowed by the Asian financial crisis as well as by a diversion to Chinese ports. Nonetheless, a new container terminal was approved to handle the expansion in throughput that is expected once the financial crisis over. In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are the fifth largest in the world, behind Japan, China, Taiwan and Germany, despite a recent drop caused by the government's intervention in the stock market. At the end of June 1999, foreign exchange reserves were estimated at US$88.6 billion.

         In contrast to Hong Kong's large seaport, its airport was considered inadequate, and after two delays, a new airport opened in July 1998. Chinese authorities pushed to keep the opening on its delayed schedule and as a result the new airport was unable to handle 80% of its cargo when it opened. Chaos resulted and some businesses were forced to close due to increased costs from very long waits and lost cargo.

         Property prices in Hong Kong have dropped precipitously, falling by approximately 50% between October 1997 and the end of 1998. In an effort to ward off a recession, all public land was withdrawn from the market on June 22, 1998. The moratorium, which expired on March 31, 1999, was aimed at preventing further drops in property prices which could threaten the stability of the banking system. Taxes were cut at the same time and as a result, a HK$23.3 billion deficit was recorded for the 1998-1999 fiscal year. Since the end of the moratorium, there have been several public land auctions and sales have been above market expectations.

      S&P downgraded Hong Kong's local and foreign sovereign debt ratings notch on August 31, 1998 to A+/Negative/A-1, and A/Negative/A-1, respectively. Moody's, which had changed the outlook on Hong Kong's long-term foreign currency debt and bank deposits from stable to negative in February 1998, placed Hong Kong's debt rating on review for a possible downgrade on September 4, 1998. Since then, however, Hong Kong's debt rating was removed from review by Moody's, and was not downgraded.

Banking and Finance

         Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate and insurance, the financial sector accounted for 24.9% of Hong Kong's GDP in 1996 and 26.5% in 1997, as opposed to 15.6% in 1984. Unlike many Asian economies, Hong Kong does not actively attract or dissuade foreign investment. Given Hong Kong's low taxes and quality infrastructure, many businesses looking to set up regional headquarters or a foothold to do business in China have set up offices in Hong Kong. Hong Kong followed a policy of "positive non-interventionism" for approximately twenty years, but in August 1998 the government broke with this policy and intervened in the stock market to defend the Hong Kong dollar ("HK$"). (See "Securities Markets")

         While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank type responsibilities, including monetary management and supervision of the banking industry.
Hong Kong had more than 330 authorized banking institutions (including 172 licensed banks, 60 restricted-license banks and 101 "deposit-taking companies") at the end of 1998. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks which supervises banking standards and regulates charge and deposit interest rates. The HKMA does not, however, set interest rates. Since 1983, the Hong Kong dollar has been linked to the U.S. dollar at a rate of HK$7.80:$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75:$1.00. The HKMA converted banks' clearing account funds at the 7.75 rate but announced plans to reduce this rate to 7.8, causing a sharp increase in interest
rates.     Normally Hong Kong interest rates closely follow U.S.
rates because of the tie between the U.S. dollar and the Hong Kong dollar. This has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill equipped to deal with inflationary pressures which has contributed to periodic surges of money into the stock and property markets. According to the Basic Law, for 50 years from July 1, 1997 the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital. The currency link appears justifiable only if Hong Kong's citizens keep their savings in Hong Kong dollars. Currently, 57.4% of deposits are kept in local currency.

      International bank lending in Hong Kong fell from US$463 billion during the first eight months of 1997 to US$400.9 billion during the first eight months of 1998. New debt will be issued by the government only when there is an inflow of funds. Additionally, the government, in a reversal of position, now discourages the issuance of Hong Kong dollar debt, which historically has been issued by supranational organizations such as the World Bank. These government moves, designed to protect the Hong Kong dollar, have made it increasingly difficult for banks to find funding. Problems for banks have been further compounded by the increasing number of mortgage defaults caused by falling real estate prices.

Securities Markets

         Foreign investment into Hong Kong is restricted only in a few regulated sectors which are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Stock Exchange of Hong Kong (SEHK) is completely open to foreign investors with minimal regulations. The regulatory powers of Hong Kong's Securities and Futures Commission ("SFC") are essentially limited to either a verbal reprimand or an outright ban on trading with little power in between. At present, the SFC does not have the power to levy fines. The SFC has recently complained that the SEHK inadequately enforces exchange rules. In June of 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance which would make purchasers disclose their holdings when they reach 5% of the total issued shares, rather than the current 10% threshold. Another proposed amendment would require substantial shareholders to disclose their share purchases and sales. Currently, only directors must make such disclosure. Meanwhile, the chief executive officer of the SEHK also announced in June of 1998 that it will seek greater regulatory power.

      In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 310 listed companies with a market capitalization of HK$805 billion in 1991 to 674 listed companies with a market capitalization of HK$3,600 billion as of June 30, 1999. The Hang Seng Index, which tracks 33 blue chip companies listed on the SEHK, rose from 4,297 in 1991 to 15,196 as of June 27, 1997, the last day of the SEHK was open prior to the transfer of sovereignty to China. After hitting a low of 6,660 on August 13, 1998, the Hang Seng Index rebounded to 10,049 on December 31, 1998 after the government intervened by spending HK$118.1 billion on stock to support prices. The Hang Seng Index closed at 12,299 on October 15, 1999. Because the government became a significant owner of many of the companies it regulates, it set up an independent entity, Exchange Fund Investment Ltd., to manage its shares. In October 1999 the portfolio was valued at about $27 billion, up 66% from August 1998. On October 25, 1999 the government began selling off its portfolio to the public via the Tracker Fund of Hong Kong, a fund that tracks the Hang Seng Index. It is unclear how successful the offering, which was priced at $1.3 billion, will be and what effect it will have on Hong Kong's market.

         The market has recently seen a number of listed companies move their domicile to other tax-friendly jurisdictions, such as Bermuda, while other companies have obtained secondary listings on the London and Shanghai exchanges, or have de-listed altogether, as a reflection of concern as to the effect of the Chinese takeover. These departures have been replaced in part by Chinese companies listing H-shares on the SEHK. Companies listing H-shares must receive prior approval by the Chinese government and meet minimum capital and financial disclosure standards imposed by China and Hong Kong prior to listing their shares. However, many Chinese companies have been unable to meet the SEHK's strict listing requirements. Additionally, many investors have lost confidence in H-shares because of poor disclosure requirements in China and have turned instead to the "Red Chips", mainland Chinese state-controlled companies, incorporated in Hong Kong and listed on both the Hong Kong and Chinese stock exchanges, which are believed to be better managed than the H-share listed companies and also provide better company disclosure. Investor confidence in Red Chips has waned as well, due in part to the financial difficulties of several prominent Chinese companies.

         Both H-shares and Red Chips have also been affected by the financial turmoil in Asia. While other shares have shown signs of sustained recovery, the H-Shares and Red Chips have not fared as well. The performance of the Hang Seng China

Enterprises index, comprising the H-shares listed on the SEHK, rose 22% in the second half of 1996 to close the year at 980. As of June 27, 1997, this index stood at 1,015, but it fell to 398 by December 31, 1998. On October 1, 1999 this index closed at
543. Companies considered to have strong ties with the mainland have performed particularly well. The Hang Seng China-Affiliated Corporations Index, an index which tracks the "Red-Chip" companies, including companies incorporated in Hong Kong at least 35% of whose assets are owned by Mainland China entities, has also increased substantially. The index rose 7.28% on June 16, 1997, the first day securities on the index were measured to close at 2,867. This index fell from 3,469 on June 27, 1997 to 914 on December 31, 1998. On October 1, 1999 this index closed at 1,042, approximately 75% below its all-time high of 4,111 recorded in August 1997. In contrast, the Hang Seng Index, whose constituent stocks account for 70% of the total market capitalization of the SEHK, closed at 12,733 on October 1, 1999, only 24% below its all-time high of 16,673 recorded in August 1997.

         In 1999, the SEHK launched the Growth Enterprise Market
("GEM") a new market to provide capital to emerging companies to facilitate their development and/or expansion. Due to the increased investment risks of the GEM, it is open only to sophisticated investors.

         While Hong Kong has not needed to issue debt to raise funds, as it does not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. By the end of June 1999, the HKMA had HK$99 billion of outstanding Exchange Fund bills and notes. An Exchange Fund debt investment is one which evidences the deposit of money in Hong Kong dollars with the HKMA and is a direct obligation of the Hong Kong government. Beginning in 1996, the HKMA began issuing Exchange Fund debt with a maturity of seven years, up from the previous maximum of five years and in October 1996 began issuing ten year notes.

         The Hong Kong Futures Exchange ("HKFE") operates both futures and options markets on the Hang Seng index, interest rate and foreign exchange products, as well as a limited number of commodities and a stock futures market. On July 30, 1999 the SEHK and the HKFE announced the successful conclusion of merger negotiations; the proposals are subject to shareholder approval. The SEHK also has a fairly successful stock options market.

                             TAIWAN

         Taiwan, officially called the Republic of China, is an island located off the southeastern coast of China with a land mass of approximately 14,000 square miles and a population estimated at 21.6 million, of which 98% are ethnic Chinese. Politically, Taiwan is subdivided into 16 counties and seven municipalities. Half of the island is covered by forests and the terrain is mountainous, especially inland.

History and Politics

         In 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan, then a province of China, and set up a provisional government which was declared by the provisional government to be the official government of mainland China. The initial focus of the Nationalist or Kuomintang Party
(KMT) was to assume control of mainland China rather than concentrating on Taiwan. An impetus for internal development was slow in arising. The KMT imposed marital law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and the formation of opposition parties were allowed. The trend toward democracy has continued since 1987. Opposition parties have been allowed to participate in the political process and currently there are 84 political parties. In the legislative elections of 1995, the once-dominant KMT party failed to attain a majority of the vote although it still held a majority in the legislature, and sources predict the KMT will be unable to hold on to its majority in the upcoming December 1998 election. On March 23, 1996 Taiwan elected its President by direct popular vote for the first time.

         China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as in 1949, that its government is the rightful government of Mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China while only 31 nations recognize the government of Taiwan as the official government of China. China has recently offered to resume political talks with Taiwan and has proposed a formula for reunification called One China. According to Beijing, One China would be neither the PROC or the ROC but a new China built together. An increasing number of Taiwanese people support political talks with China, with 70.5% of the Taiwanese investors in China supporting such talks according to a New Party survey. A trip by China's chief Cross-Strait negotiator to Taiwan toward the end of 1999 has been planned, following a 1998 trip to China by Taiwan's chief negotiator. However, it is not certain whether the trip will go forward given the confusion that has resulted from recent remarks by the President of Taiwan that seemed to endorse the independence of Taiwan.

Government

         Taiwan continues in the process of moving from a mostly one party system to a representative democracy. There are three significant political parties: the KMT, the Democratic Progressive Party (DDP) and the New Party (NP) which favors reunification. Taiwan's national level of government consists of the Presidency, the National Assembly, and five Yuans. The President and the Vice President are now directly elected by the people and the offices are currently held by Lee Teng-hui and Lien Chan of the KMT, respectively. The popularly elected National Assembly, whose main role is to amend the Constitution and also has the power to impeach the President or Vice President, remains under the control of the KMT who hold 54.8% of the 334 seats. The National Assembly has amended the ROC Constitution four times in recent years which has contributed to Taiwan's progress toward democracy. First, the terms for the President and members of the National Assembly were shortened from six to four years, and the Legislative Yuan and the National Assembly switched to a system of proportional representation; a second amendment provided for direct popular elections of the President and Vice President; a third amendment transformed the Control Yuan from a parliamentary body to a semi-judicial body; and the most recent amendment streamlined the provincial government. In addition to the Presidency and National Assembly, there are five governing branches called Yuans: the Executive Yuan; the Legislative Yuan; the Judicial Yuan; the Examination Yuan and the Control Yuan. Of the five Yuans, only the 164-member Legislative Yuan, Taiwan's highest legislative body, is popularly elected. The next elections (Presidential and National Assembly) are scheduled to occur in March 2000.

Economy

         Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved towards the production of high-end consumer goods, particularly into the chemical and computer sectors. Taiwan's GDP has risen at a steady rate over recent years, as its GDP grew a reported 6.8% in 1992, 6.3% in 1993, 6.5% in 1994, 6.0% in 1995, 5.7% in 1996 and 6.8% in 1997.
During 1998, the growth rate of Taiwan's GDP slowed to 4.8% due to a fall-off in exports, investment and government consumption caused by the Asian financial crisis. The government has forecast a growth rate of 5.5% during 1999. Taiwan's inflation rate dropped from 3.1% in 1996, to 0.9% in 1997, the lowest in a decade. The consumer price index increased by 1.7% during 1998. For the first seven months of 1999, the consumer price index rose 0.1% year-on-year; the government forecasts that the consumer price index will increase by less than 1% during 1999.

         In 1998, manufacturing continued as Taiwan's most important sector, accounting for 27.0% of its GDP, with an emphasis on electronics and computers. The financial, insurance and real estate sectors, which continue to grow, represented 20.9% of Taiwan's GDP. While the manufacturing sector continues to be most important, Taiwan has been reducing its economic reliance on this sector, with the services sector, including the financial, insurance and real estate sectors, at present accounting for over 60% of Taiwan's GDP.

         Taiwan reached a record foreign trade volume of US$236.51 billion in 1997, up 7.26% from 1996, and making Taiwan the fourteenth largest trading economy in the world. In 1998, trade volume decreased 8.9% to US$215.38 billion. In the past, Taiwan has consistently maintained a trade surplus, reaching a nine year high of US$14.7 billion in 1996. Due to the Asian financial crisis, the Asian demand for Taiwan's exports has fallen. Approximately 40% to 50% of Taiwan's exports are to other Asian countries. As a result, the trade surplus fell to US$14.3 billion for 1997, and US$10.6 billion for 1998. During the first half of 1999, the trade surplus was US$6.6 billion, five times the trade surplus during the first half of 1998. Taiwan's foreign exchange reserves have remained relatively steady and totaled US$90.3 billion on December 31, 1998. It has been predicted that Hong Kong will replace the U.S. as Taiwan's number one export market within the next few years, in part because Hong Kong is used as a transshipment port for goods destined for China. Taiwan's Ministry of Finance estimates that 60% of all exports to Hong Kong end up in China. Taiwan and China have come to an agreement allowing Taiwan continued access to China's markets through Hong Kong.

         Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in a large government budget deficits in recent years. Debt expenditures for the 1998-99 fiscal year represented 16.2% of government expenditures. In 1998, the deficit rose to 6.8% of GDP, although it is expected to fall to 6.3% of GDP in 1999 and 5.9% of GDP in 2000.

Economic Relations with China

         Taiwan and China, while separated geographically and politically, are coming closer together economically despite Taiwanese government warnings that Taiwan is becoming over dependent on China, while at the same time losing its manufacturing base to the mainland. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. Taiwan is the second largest source of foreign investment in China. In the first quarter of 1999, US$1.5 billion had been approved by the Taiwanese government, down 6% from the first quarter of 1998. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. The Taiwanese government attempts to restrict investments in Chinaby capping the value of a single investment in China at $US50 million; in October 1998 the Premier stated that this cap will stay in place indefinitely. Taiwan has also banned investments in the property sector as well as certain infrastructure projects and petrochemical related industries. China is now a significantly larger export market for Taiwan than is the Southeast Asian export market. During the first five months of 1999, Taiwan's trade surplus with China grew by 13.5%, compared to the first five months of 1998, to US$6.5 billion, with exports totaling US$8.2 billion and imports totaling US$1.7 billion.

      The Taiwanese government has continued to encourage Taiwanese investors to invest in countries other than China. As a result, Taiwan has become the largest source of direct investment in Vietnam, and one of the largest sources in Indonesia and Malaysia. But the governments policy has only been successful in terms of diversifying the countries in which Taiwanese firms invest. Investment in China continues and Taiwan currently accounts for an estimated 8.3% of all foreign investment in China, second only to Hong Kong, although this percentage of investment has declined from recent years.

Banking and Finance

         Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China ("CBC"). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches which has allowed foreign banks to open more than one branch in Taiwan. However, significant restrictions still limit foreign capital investments, and reporting rules for non-delivery forward currency were recently tightened in an effort to reduce speculation. Restrictions are gradually being lifted and the CBC has repeatedly stated that all capital controls will be lifted by the year 2000.

         Taiwan's currency is the New Taiwan dollar ("NT$"). The currency was allowed to float on October 17, 1997. Taiwan's currency depreciated by 17% in 1997 and continues to drop, but this drop was minor when compared to that of other Asian currencies. The exchange rate averaged NT$28.70:US$1 during 1997, and NT$33.46:US$1 during 1998. On October 15, 1999 the exchange rate stood at NT$31.74:US$1. Foreign investment increased dramatically during 1997, hitting a record US$4.3 billion, up 73% from 1996; in 1998, foreign investment amounted to US$3.3 billion, down 23% from 1997. Many major investment projects have been launched recently, including the privatization of the telecommunications network, transportation vehicles and constructions, the opening of offshore shipping centers, and the construction of a high-speed rail link between Taiwan's two largest cities, Taipei and Kaosiung.

      In an effort to ensure adequate liquidity in the banking system, the CBC cut bank reserve ratio requirements by 25 basis points in August 1998. The requirements were cut again, by 20 to 50 basis points depending on the type of deposit, in September 1998, bringing the average reserve requirement down to 7.7%, and in the first quarter of 1999, reserve requirements were cut to an average 6.4%. These cuts have not caused any downward pressure on the New Taiwan dollar thus far. Additionally, the Ministry of Finance reduced the banking tax from 5% to 2% and eliminated several transaction taxes. The increased liquidity has helped banks to reduce their bad loan ratios, but they still remain high. The Ministry of Finance further required that all banks reduce their bad loan ratios by September 1999 or they will be forced to merge or shut down.

Securities Markets

         The Taiwan Stock Exchange ("TSE"), Taiwan's primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fourteenth in terms of overall market capitalization. Unlike exchanges in the U.S., the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile. Beginning in 1989, the market rose from approximately 5,000, to just below 12,500 by February 1990 and thereafter fell to 2,500 by September 1990. Since this collapse, the market has been less erratic. The TSE Capitalization Weighted Stock Index TAIEX, the most widely quoted TSE index, posted an increase of 18% for all of 1997. The TSE opened the year at 6,820.35, the low for the year, reached a high of 10,116.84 in August of 1997, and closed for the year at 8,187.27. In 1998, the TAIEX posted a 21.6% loss from 1997, closing at 6,418.43 at the end of 1998. The loss is attributed to government efforts to boost the stock market. The TAIEX is based on 397 components stocks from the TSEs 437 listed companies, and covers all stocks accept for preferred stocks, full-delivery stocks, and stocks which have been listed for less than one month. The ROC Over-the-Counter Securities Exchange, which is set up similarly to the NASDAQ system in the U.S., has grown rapidly since its inception in 1994. At the end of September 1999 there were 233 companies listed on the over-the-counter market, a significant number of which are technology companies.

      While Taiwan is in the process of opening up its financial markets to foreign investors, significant restrictions still exist, including foreign investment restrictions on the TSE. Although recently raised from 10%, there is still a limit on total foreign investment in an exchange listed security of 50% of the market capitalization of the security. Along with the 50% limitation, no single CBC and Securities and Futures Commission qualified foreign institutional investor ("QFII"), such as Alliance acting on behalf of the Fund and Alliance's other clients, can acquire more than 15% of a listed security's market capitalization. Additionally, there is a 50% cap on aggregate ownership of shares, which was recently raised from 30%. The liberalization of foreign investment restrictions sparked a sharp increase in foreign portfolio investment in the first quarter of 1999 and contributed to significant gains on the TSE. Foreign naturals are currently subject to a US$5 million each way annual inward and outward remittance quota and a per person investment cap of US$50 million, while non QFII foreign corporations are subject to a US$20 million remittance quota on an investment cap of US$50 million. Taiwan further restricts purchases by foreign investors of securities of certain companies to prescribed limits or forbids foreign investment completely in certain industries.

         Because of the above limitations, and in part, because of burdensome procedures that must be followed prior to investing in Taiwanese securities, foreign investment has never reached the maximum limits. The procedures which have dissuaded foreign investment include requirements that a QFII receive approvals from the CBC and Securities and Futures Commission prior to purchasing listed and OTC securities. Further procedures include the need for a QFII to obtain, on a case by case basis, government approval to purchase non-listed and non-OTC securities, and the restriction that only a pre-approved maximum amount for all of a QFII's accounts may be invested in TSE listed securities. The maximum at present is US$600 million. The TSE closely monitors trading by QFIIs. If the full pre-approved amount is not remitted in and converted into NT dollars within one year of initial approval, the approval to the extent of the unremitted amount is revoked. and a new application for permitted investment, not exceeding the US$600 million limit, must be submitted. The approval and reapproval increases can take several weeks, resulting in the possible loss of investment opportunities by the Fund during such times. The quotas also involve somewhat onerous reporting requirements. The Fund will endeavor to have an appropriate amount approved for investment on the TSE at all times, but given the Fund's status as an open-end investment company and changing market conditions, there may be times when the requisite approval has not yet been received. The Taiwanese government is aware that these bureaucratic restrictions are limiting foreign investment, but there is no indication of any near-term change.

         The Taiwanese bond market has been expanding rapidly in recent years, increasing from an estimated NT$41 billion of corporate debt instruments issued in 1995 to an estimated NT$108 billion in 1996. In 1998, the Taiwanese government issued bonds totaling an estimated NT$146 billion. The government's first 20-year bond issue, which should total at least NT$120 billion, is expected during the 1998-99 fiscal year. On May 28, 1997, the Taiwan Rating Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. It is expected that foreign investors will become increasingly active in the local bond market as rating information becomes available for Taiwanese firms issuing corporate debt. This new local rating agency does not rate government-issued debt. S&P and Moody's rate Taiwanese sovereign government debt at AA+ and Aa3, respectively.

         Margin trading in common stocks and beneficiary certificates of companies that do not have a concentrated ownership or overly volatile activity and have been listed for more than six months is permitted for individuals who meet certain qualifications. Maintenance ratios are regulated by the CBC and the Competent Authority and margin account customers must buy and sell securities based on the margin requirements. Both securities bought on margin and the value received for short sales are held as collateral which is marked to market everyday. All accounts must remain above the maintenance ratio and margin calls are issued for accounts which dip below the ratio.

         Taiwan's futures exchange, the Taiwan Futures Exchange (TAIFEX), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and launched its first product on July 21, 1998. TAIFEX, which trades financial derivatives and probably will not trade commodities futures for several years, is currently closed to foreign investors.

____________________________________________________________

                           APPENDIX B:

                  CERTAIN INVESTMENT PRACTICES
____________________________________________________________

         The information in this Appendix concerning investment practices in which the Fund is authorized to engage may not be currently permitted under applicable laws or regulations or to engage in various of these practices and they may otherwise be unavailable in certain countries. The Fund intends to engage in these practices to the extent such practices become available and permissible in the future.

Options

         The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period, by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

         An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

_________________________________________________________________

                           APPENDIX C:

                     DEBT SECURITIES RATINGS
_________________________________________________________________

         The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk.
They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

         Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under and order of liquidation.

____________________________________________________________

                           APPENDIX D:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."









                               D-2

00250235.AR6